UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2019

Elastic N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-38675	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 West El Camino Real, Suite 350

Mountain View, California 94040

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 458-2620

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On October 8, 2019, Elastic N.V., a Dutch public limited liability company (naamloze vennootschap) (“Elastic” or the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its acquisition of Endgame, Inc., a Delaware corporation (“Endgame”), pursuant to the Agreement and Plan of Reorganization, dated as of June 5, 2019, by and among Elastic, Avengers Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of Elastic, Endgame, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Endgame.

This Amendment No. 1 to Current Report on Form 8-K is filed to amend the Original Report to include the historical financial statements of Endgame and certain financial information required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired. The audited consolidated statements of operations, comprehensive income, changes in equity and cash flows of Endgame for the years ended December 31, 2018 and 2017, and the audited consolidated balance sheets of Endgame as of December 31, 2018 and 2017, and the notes thereto are filed as Exhibit 99.1 hereto and are incorporated by reference herein.

The unaudited consolidated statements of operations, stockholders’ deficit and cash flows of Endgame for the nine months ended September 30, 2019 and 2018, and the unaudited consolidated balance sheet of Endgame as of September 30, 2019, and the notes thereto are filed as Exhibit 99.2 hereto and are incorporated by reference herein.

(b)

Pro forma financial information. The unaudited pro forma condensed combined statement of operations for the twelve months ended April 30, 2019, the unaudited pro forma condensed combined statement of operations for the six months ended October 31, 2019 and notes related thereto with respect to the acquisition of Endgame are filed as Exhibit 99.3 hereto and are incorporated by reference herein.

(d)	Exhibits

Exhibit	Description

23.1	Consent of Cherry Bekaert LLP, an independent registered public accounting firm.

99.1	Audited consolidated financial statements of Endgame as of December 31, 2018 and 2017 and for each of the years in the three years ended December 31, 2018 and notes related thereto (incorporated by reference from the Company’s Registration Statement on Form S-4/A filed on August 29, 2019 (File No. 333-232965)).

99.2	Unaudited consolidated financial statements of Endgame as of September 30, 2019, for the nine months ended September 30, 2019 and 2018 and notes related thereto.

99.3	Unaudited pro forma condensed combined statement of operations for the twelve months ended April 30, 2019, the unaudited pro forma condensed combined statement of operations for the six months ended October 31, 2019 and notes related thereto with respect to the acquisition of Endgame.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2019

ELASTIC N.V.

By:	/s/ Janesh Moorjani
Name: Janesh Moorjani
Title: Chief Financial Officer